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                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Nobel Learning Communities, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filings.

            The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

            In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 30th day of December, 2002.

                                   KU LEARNING, L.L.C.,
                                   a Delaware limited liability company

                                   /s/ Stanley E. Maron
                                   ------------------------------------------
                                   By:  Stanley E. Maron
                                   Its:  Assistant Secretary


                                   KNOWLEDGE UNIVERSE LEARNING GROUP, L.L.C., a Delaware limited liability company

                                   /s/ Stanley E. Maron
                                   ------------------------------------------
                                   By:  Stanley E. Maron
                                   Its:  Secretary


                                   KNOWLEDGE UNIVERSE II LLC,
                                   a Delaware limited liability company

                                   /s/ Stanley E. Maron
                                   ------------------------------------------
                                   By:  Stanley E. Maron
                                   Its:  Secretary


                                   KNOWLEDGE UNIVERSE, L.L.C.,
                                   a Delaware limited liability company

                                   /s/ Stanley E. Maron
                                   ------------------------------------------
                                   By:  Stanley E. Maron
                                   Its:  Secretary
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                                   ET HOLDINGS, L.L.C.,
                                   a Delaware limited liability company

                                   /s/ Stanley E. Maron
                                   ------------------------------------------
                                   By:  Stanley E. Maron
                                   Its:  Assistant Secretary


                                   ET CONSOLIDATED, L.L.C.,
                                   a Delaware limited liability company

                                   /s/ Stanley E. Maron
                                   ------------------------------------------
                                   By:  Stanley E. Maron
                                   Its:  Assistant Secretary


                                   HAMPSTEAD ASSOCIATES, L.L.C.,
                                   a Delaware limited liability company

                                   By: RIDGEVIEW ASSOCIATES, LLC
                                   a California limited liability company
                                   Its:  Manager

                                   /s/ Lowell J. Milken
                                   ------------------------------------------
                                   By:  Lowell J. Milken
                                   Its:  Manager


                                   MOLLUSK HOLDINGS, L.L.C.,
                                   a California limited liability company

                                   By: CEPHALOPOD CORPORATION
                                   Its:  Manager

                                   /s/ Philip B. Simon
                                   ------------------------------------------
                                   By:  Philip B. Simon
                                   Its:  President
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                                   CEPHALOPOD CORPORATION,
                                   a California Corporation

                                   /s/ Philip B. Simon
                                   ------------------------------------------
                                   By:  Philip B. Simon
                                   Its:  President


                                   LAWRENCE INVESTMENTS, LLC,
                                   a California limited liability company

                                   /s/ Philip B. Simon
                                   ------------------------------------------
                                   By:  Philip B. Simon
                                   Its:  President


                                   RIDGEVIEW ASSOCIATES, LLC,
                                   a California limited liability company

                                   /s/ Lowell J. Milken
                                   ------------------------------------------
                                   By:  Lowell J. Milken
                                   Its:  Manager

                                   /s/ Michael R. Milken
                                   ------------------------------------------
                                   Michael R. Milken, an individual

                                   /s/ Lowell J. Milken
                                   ------------------------------------------
                                   Lowell J. Milken, an individual

                                   /s/ Larence J. Ellison
                                   ------------------------------------------
                                   Lawrence J. Ellison, an individual
                                   by Philip B. Simon his attorney-in-fact